UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 30, 2013

DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1225 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On August 30, 2013, we entered into a Third Amendment (the “Third Amendment”) to the Amended and Restated Credit Agreement, originally dated as of July 24, 2012, as subsequently amended (the “Credit Agreement”), by and among us, as parent guarantor, our wholly-owned subsidiary Diamondback O&G LLC (f/k/a Windsor Permian LLC), as borrower, each of the guarantors party thereto, each of the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent for the lenders. The Third Amendment modifies certain provisions of the Credit Agreement restricting our ability to enter into commodities and interest rate swap agreements.

Wells Fargo Bank, N.A. and certain other lenders under the Credit Agreement or their affiliates have provided and/or may in the future provide financial advisory, investment banking and commercial banking services in the ordinary course of business to us and certain of our affiliates, for which they have received, and may in the future receive, customary fees and expense reimbursement. In addition, Wells Fargo Bank, N.A. is the counterparty to certain price swap derivatives that we use to reduce price volatility associated with certain of our oil sales.

The preceding summary of the Third Amendment is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

10.1
Third Amendment to Amended and Restated Credit Agreement, dated as of August 30, 2013, among Diamondback Energy, Inc., as parent guarantor, Diamondback O&G LLC (f/k/a Windsor Permian LLC), as borrower, each of the guarantors party thereto, each of the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent for the lenders.

10.2
Second Amendment to Amended and Restated Credit Agreement, dated as of September 28, 2012, among Diamondback Energy, Inc., as parent guarantor, Windsor Permian LLC, as borrower, each of the guarantors party thereto, each of the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent for the lenders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	September 6, 2013	By:	/s/ Teresa L. Dick
Teresa L. Dick
Senior Vice President and Chief Financial Officer

Exhibit Index

Number	Exhibit

10.1
Third Amendment to Amended and Restated Credit Agreement, dated as of August 30, 2013, among Diamondback Energy, Inc., as parent guarantor, Diamondback O&G LLC (f/k/a Windsor Permian LLC), as borrower, each of the guarantors party thereto, each of the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent for the lenders.

10.2
Second Amendment to Amended and Restated Credit Agreement, dated as of September 28, 2012, among Diamondback Energy, Inc., as parent guarantor, Windsor Permian LLC, as borrower, each of the guarantors party thereto, each of the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent for the lenders.

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